UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2024

GameSquare Holdings, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-39389	99-1946435
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6775 Cowboys Way, Ste. 1335 Frisco, Texas, USA	75034
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (216) 464-6400

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value per share	GAME	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

UNIV Asset Sale

On May 31, 2024, Frankly Media LLC (“Frankly”), a wholly-owned subsidiary of GameSquare Holdings, Inc. (the “Company”), completed the sale of all of the assets (the “ UNIV Sale”) listed on Schedule 1 of Exhibit A annexed to the Asset Purchase Agreement (“UNIV Purchase Agreement”) by and between Frankly and UNIV, Ltd. (“UNIV”), which includes but is not limited to the Frankly Producer CMS platform and associated software. The UNIV Purchase Agreement contains customary representations, warranties and covenants of each of the parties thereto. Pursuant to the UNIV Purchase Agreement, UNIV paid Frankly a purchase price of $1.50 million, evidenced by a secured promissory note (the “UNIV Promissory Note”).

The payment schedule under the UNIV Promissory Note is as follows: (i) $25,000.00 on closing date of the UNIV Purchase Agreement; (ii) $25,000.00 per month for a period of eleven (11) months commencing on the first day of the calendar month occurring following the ninety (90)-day period after the closing date of the UNIV Purchase Agreement; (iii) $45,000.00 per month for a period of twelve (12) months commencing at the end of the period set forth above in (ii); and (iv) $55,000.00 per month for a period of twelve (12) months commencing at the end of the period set forth above in (iii). The UNIV Promissory Note bears interest at a rate equal to eight percent (8%) per annum.

The UNIV Promissory Note is secured by all the personal property of UNIV, pursuant to a Security Agreement (the “UNIV Security Agreement”), dated May 31, 2024, by and between Frankly and UNIV.

In connection with the UNIV Sale, Frankly agreed to provide certain transition services to UNIV until June 30, 2024, in accordance with the terms and conditions set forth in that certain Transition Services Agreement dated as of May 31, 2024 by and between Frankly and UNIV (“Transition Services Agreement”).

Moreover, in connection with the UNIV Sale, Frankly entered into a Service Order dated May 31, 2024, by and between UNIV and Frankly (“Service Order”), to serve as the exclusive sales representative for sales of programmatic display, video streaming, Ads on stream, OTT and VOD direct and programmatic video advertising inventory controlled by UNIV on the websites, OTT and mobile applications for the customers acquired by UNIV pursuant to the UNIV Purchase Agreement, for a period of twelve months. In turn, Frankly will receive a 50% net advertising sales commission.

The foregoing descriptions of the UNIV Purchase Agreement, the UNIV Promissory Note, the UNIV Security Agreement, the Transition Services Agreement, and the Service Order are not complete and are qualified in their entirety by reference to the full text of the Agreements filed as Exhibits 2.1, 10.1, 10.2, 10.3, and 10.4 to this Current Report on Form 8-K and incorporated herein by reference.

XPR Asset Sale

Also on May 31, 2024, Frankly completed the sale of all of the assets (the “ XPR Sale”) listed on Schedule A annexed to the Asset Purchase Agreement (“XPR Purchase Agreement”) by and between Frankly and XPR Media LLC (“XPR”), which includes but is not limited to written agreements for press release and content distribution services. The XPR Purchase Agreement contains customary representations, warranties and covenants of each of the parties thereto. Pursuant to the XPR Purchase Agreement, XPR paid Frankly a purchase price of $700,000, evidenced by a secured promissory note (the “XPR Promissory Note”).

The payment schedule under the XPR Promissory Note begins in May 2024 and runs through July 2027. The XPR Promissory Note bears interest at a rate equal to eight percent (8%) per annum.

The XPR Promissory Note is secured by all the rights of XPR to customer agreements, (streaming) publishers agreements and (non-streaming) publisher agreements, pursuant to a Security Agreement (the “XPR Security Agreement”), dated May 31, 2024, by and between Frankly and XPR.

The foregoing descriptions of the XPR Purchase Agreement, the XPR Promissory Note, and the XPR Security Agreement are not complete and are qualified in their entirety by reference to the full text of the Agreements filed as Exhibits 2.2, 10.5, and 10.6 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

On May 31, 2024, the Company and its Frankly Media LLC subsidiary sold certain non-core assets. UNIV, Ltd. acquired Frankly’s Content Management Software and XPR Media LLC acquired Frankly’s PR distribution business. Combined, Frankly’s CMS and PR distribution assets generated approximately $1.6 million in annual revenue, and the Company sold these non-core assets for a total consideration of $2.2 million, which will be paid over a three-year period. The Company also removed approximately $2.3 million of annual operating expenses associated with these businesses.

Item 7.01	Regulation FD Disclosure.

On May 31, 2024, the Company issued a press release announcing the closing of the transactions referenced herein. A copy of the press release is furnished hereto as Exhibit 99.1.

The information in this Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
2.1	Asset Purchase Agreement, dated as of May 31, 2024, by and between Frankly Media LLC and UNIV, Ltd.
2.2	Asset Purchase Agreement, dated as of May 31, 2024, by and between Frankly Media LLC and XPR Media LLC.
10.1	Promissory Note, dated as of May 31, 2024, by and between Frankly Media LLC and UNIV, Ltd.
10.2	Security Agreement, dated as of May 31, 2024, by and between Frankly Media LLC and UNIV, Ltd.
10.3	Transition Services Agreement, dated as of May 31, 2024, by and between Frankly Media LLC and UNIV, Ltd.
10.4	Service Order, dated as of May 31, 2024, by and between Frankly Media LLC and UNIV, Ltd.
10.5	Promissory Note, dated as of May 31, 2024, by and between Frankly Media LLC and XPR Media LLC.
10.6	Security Agreement, dated as of May 31, 2024, by and between Frankly Media LLC and XPR Media LLC.
99.1	Press Release of GameSquare Holdings, Inc. issued on June 3, 2024.
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAMESQUARE HOLDINGS, INC.
(Registrant)

Date: June 6, 2024	By:	/s/ Justin Kenna
	Name:	Justin Kenna
	Title:	Chief Executive Officer and Director